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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

November 30, 2006

INTEGRATED ELECTRICAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13783	76-0542208

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1800 West Loop South, Suite 500
Houston, Texas	77027

(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code: (713) 860-1500

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 30, 2006, Integrated Electrical Services, Inc. (the “Company”) entered into the Second Amendment, dated as of October 1, 2006 (the “Second Amendment”), to the Term Loan Agreement, dated as of May 12, 2006 (as amended, the “Term Loan Agreement”), with Eton Park Fund, L.P. and an affiliate, Flagg Street Partners LP and affiliates, and Wilmington Trust Company as administrative agent. The Second Amendment amended the Term Loan Agreement to, among other things, change the amount of permitted Shutdown EBIT (as defined in the Term Loan Agreement) from not less than zero to not less than negative $2,000,000. Also, the covenant requiring the Shutdown Subsidiaries (as defined in the Term Loan Agreement) to have certain minimum amounts of cash in order to convert their aggregate net working capital into cash was deleted. Additionally, the definition of Consolidated Fixed Charge Conversion Ratio was modified.

The foregoing description of the Second Amendment is qualified in its entirety by reference to the Second Amendment, which is incorporated herein by reference and attached hereto as Exhibit 10.1.

On November 30, 2006, the Company entered into an amendment, dated as of October 1, 2006 (the “Loan Amendment”), to the Loan and Security Agreement, dated as of May 12, 2006 (the “Loan Agreement”), with Bank of America, N.A., as collateral and administrative agent, and the lenders party thereto. The Loan Amendment amends the Loan Agreement to change the minimum amount of the Shutdown EBIT (as defined in the Loan Agreement) for the period beginning on October 1, 2006 and thereafter from zero to negative $2,000,000. Also, the covenant requiring the Shutdown Subsidiaries (as defined in the Loan Agreement) to have certain minimum amounts of cash in order to convert their aggregate net working capital into cash was deleted. Additionally, the definition of Consolidated Fixed Charge Conversion Ratio was modified.

The foregoing description of the Loan Amendment is qualified in its entirety by reference to the Loan Amendment, which is incorporated herein by reference and attached hereto as Exhibit 10.2.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.
Exhibit Number	Description
10.1

Second Amendment, dated as of October 1, 2006, to the Term Loan Agreement, dated May 12, 2006, by and among Integrated Electrical Services, Inc., Eton Park Fund, L.P. and an affiliate, Flagg Street Partners LP and affiliates, and Wilmington Trust Company as administrative agent

10.2

Amendment, dated as of October 1, 2006, to the Loan and Security Agreement, dated May 12, 2006, by and among Integrated Electrical Services, and its subsidiaries Inc., Bank of America, N.A. and the lenders party thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED ELECTRICAL SERVICES, INC.

By: _/s/ Curt L. Warnock__________________

Curt L. Warnock

Senior Vice President and General Counsel

Date: December 5, 2006

EXHIBIT INDEX

Exhibit Number	Description
10.1

Second Amendment, dated as of October 1, 2006, to the Term Loan Agreement, dated May 12, 2006, by and among Integrated Electrical Services, Inc., Eton Park Fund, L.P. and an affiliate, Flagg Street Partners LP and affiliates, and Wilmington Trust Company as administrative agent

10.2

Amendment, dated as of October 1, 2006, to the Loan and Security Agreement, dated May 12, 2006, by and among Integrated Electrical Services, and its subsidiaries Inc., Bank of America, N.A. and the lenders party thereto